Income Taxes - 10K	3 Months Ended	12 Months Ended
	Mar. 31, 2016	Dec. 31, 2015
Income Tax Disclosure [Abstract]
Income Tax
12.	Income Taxes

Accounting Standards Codification (“ASC”) 740, Income Taxes requires that a valuation allowance be established when it is “more likely than not” that all or a portion of deferred tax assets will not be realized. A review of all available positive and negative evidence needs to be considered, including company’s performance, the market environment in which the company operates, the utilization of past tax credits, length of carryback and carryforward periods, existing contracts, and unsettled circumstances that, if unfavorably resolved, would adversely affect future operations and profit levels in the future years. Based on the available evidence, the Company continues to conclude that its deferred tax assets are not realizable on a more-likely-than-not basis.

During the three months ended March 31, 2016, the Company recorded an income tax provision of $11,000 on a pre-tax loss of $10.4 million. The effective tax rate differs from the statutory rate as no income tax benefit was recorded for current year operating losses due to the Company’s assessment regarding tax realizability of its deferred tax asset.

12.	Income Taxes

At December 31, 2015, 2014 and 2013 the Company’s provision (benefit) for income taxes is comprised of the following:

	2015	2014	2013
Current:
Federal	$439,934	$(10,428)	$1,608,033
State and local	946	(30,375)	373,455
Total current provision (benefit)	440,880	(40,803)	1,981,488
Deferred:
Federal	19,006	53,198,632	(10,072,499)
State and local	2,097	370,439	472,572
Total deferred provision (benefit)	21,103	53,569,071	(9,599,927)
Total provision (benefit)	$461,983	$53,528,268	$(7,618,439)

At December 31, 2015 and 2014, the Company’s deferred tax assets and liabilities are comprised of the following:

	2015	2014
Deferred income tax assets:
Net operating losses	$22,701,028	$30,402,940
Deferred research and development costs	1,130,413	1,606,547
Amortization of intangible assets	887,906	1,106,235
Share-based compensation	1,947,019	2,389,811
Fixed assets	662,011	639,576
Deferred revenue	59,892,477	37,910,548
Alternative minimum tax credits	2,034,283	1,578,816
Loss contingency	73,421,980	67,833,412
Other	—	777,804
Deferred income tax assets	162,677,117	144,245,689
Less: valuation allowance	(143,522,669)	(132,578,026)
Deferred income tax assets, net of valuation allowance	$19,154,448	$11,667,663
Deferred income tax liabilities:
Amortization of goodwill	(267,598)	(244,540)
Capitalized contract costs	(18,922,571)	(11,667,663)
Other	(229,922)	—
Deferred income tax liability, net	$(265,643)	$(244,540)

The recognition of a valuation allowance for deferred taxes requires management to make estimates and judgments about the Company’s future profitability which are inherently uncertain. This includes assessing available positive and negative evidence to determine if sufficient future tax income will be generated to utilize existing deferred tax assets. During 2014, the Company recorded a loss accrual for expectation damages of approximately $187.8 million related to the PharmAthene litigation (see Note 13) and filed a voluntary petition for relief under Title 11 of the United States Bankruptcy Code (see Note 1). Based on these events and the Company’s cumulative operating losses, the Company concluded that it could no longer realize its deferred tax assets on a more likely than not basis and recorded a non-cash charge of $53.5 million to establish a valuation allowance against its net deferred tax assets. For the year ended December 31, 2015, the Company continued to maintain a valuation allowance against its net deferred tax assets as they do not expect to realize them on a more likely-than-not basis.

The valuation allowance increased by $10.9 million from prior year related primarily to current year operating losses for which no tax benefit was provided. The Company may amortize indefinite-lived intangible assets for tax purposes which are not amortizable for financial reporting purposes. The deferred tax liability at December 31, 2015 and December 31, 2014 relates to the tax effect of differences between financial reporting and tax bases of intangible assets that are not expected to reverse within the Company’s net operating loss carryforward period.

As of December 31, 2015, the Company had $64.6 million of federal net operating loss carryforwards, which expire in 2023 to 2034, to offset future taxable income. As a result of a cumulative change in stock ownership occurring in a prior year, approximately $1.8 million of the federal net operating loss carryforwards are subject to annual limitation under IRC Section 382. In addition, the utilization of approximately $1.6 million of federal net operating losses are attributable to excess tax deductions on share-based compensation activity which will be realized as a benefit to Additional Paid-in Capital when such deductions reduce income taxes payable. As of December 31, 2015, the Company has approximately $2.0 million of alternative minimum tax credit which will be carried forward indefinitely.

The Company’s effective tax rate differs from the U.S. Federal Statutory income tax rate of 35% as follows:

	2015	2014	2013
Statutory federal income tax rate	(35.0)%	(35.0)%	(35.0)%
State tax benefit	—%	0.2%	2.9%
Gain (loss) from fair value of common warrants	—%	—%	0.1%
Share-based compensation	—%	—%	0.4%
Reorganization costs	7.0%	0.4%	—%
Other	1.4%	—%	0.3%
Valuation allowance on deferred tax assets	27.8%	59.7%	0.6%
Effective tax rate	1.2%	25.3%	(30.7)%

For the year ended December 31, 2015, the Company’s effective tax rate differs from the statutory rate principally due to current year operating loss for which no tax benefit was provided and nondeductible bankruptcy expenses. For the year ended December 31, 2014 the Company’s effective tax rate differs from the statutory rate principally due to the Company’s conclusion that they could no longer realize its deferred tax assets on a more-likely-than-not basis. For the year ended 2013, the Company’s effective tax rate differs principally due to state and local taxes and other permanent differences.

The Company applies the applicable authoritative guidance which prescribes a comprehensive model for the manner in which a company should recognize, measure, present and disclose in its financial statements all material uncertain tax positions that the Company has taken or expects to take on a tax return. As of December 31, 2015 and 2014, the Company has no uncertain tax positions. There are no uncertain tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly increase or decrease within twelve months from December 31, 2015.

The Company files federal income tax returns and income tax returns in various state and local tax jurisdictions. The open tax years for U.S. federal, state and local tax returns is generally 2012 - 2015; open tax years relating to any of the company’s net operating losses begin in 1998. In the event that the Company concludes that it is subject to interest and/or penalties arising from uncertain tax positions, the Company will present interest and penalties as a component of income taxes. No amounts of interest or penalties were recognized in the Company’s consolidated financial statements for each of the years in the three-year period ended December 31, 2015.